American Century International Bond Funds

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

INTERNATIONAL BOND FUND

Supplement dated December 19, 2002 * Statement of Additional Information dated
May 1, 2002

The following sentence replaces the last sentence of the first paragraph on page
3.

To limit the possibility that the fund will become unduly concentrated in Japan, the fund currently limits its investment in issuers located in Japan to no more than 25% of total assets.

SH-SPL-32729   0212